UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

Allegiant Travel Company
_______________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7       Regulation FD

Item 7.01       Regulation FD.

In a preliminary prospectus supplement dated September 13, 2016 (the "Preliminary Prospectus Supplement") filed with the Securities and Exchange Commission (the "SEC") on September 13, 2016 and distributed to prospective investors on September 13, 2016 in connection with a proposed public offering of senior notes, Allegiant Travel Company (the "Company") disclosed certain information that supplements or updates certain prior disclosures of the Company. Pursuant to Regulation FD, the Company is furnishing herewith such information, excerpted from the Preliminary Prospectus Supplement and related road show presentation, as Exhibit 99.1 to this Form 8-K.
The information in Sections 7 and 9 of this Current Report on Form 8-K, including the information set forth in the Exhibit, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.
Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the excerpted materials included in Exhibit 99.1 that are not historical facts are forward-looking statements. These statements are based on management's beliefs and assumptions and on information currently available to the Company's management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, fleet plan, financing plans, competitive position, industry environment, potential growth opportunities, future service to be provided and the effects of future regulation and competition.
Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," “guidance” or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause the Company's results to differ materially from those expressed in the forward-looking statements may be found in the section entitled "Risk Factors" in the Preliminary Prospectus Supplement or in Item 1.A. in the Company's Annual Report on Form 10-K filed with the SEC on February 22, 2016. These risk factors include, without limitation, an accident involving or problems with the Company's aircraft, the Company's reliance on its automated systems, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of economic conditions on leisure travel, debt balances, debt covenants, terrorist attacks, risks inherent to airlines, demand for air services to the Company's leisure destinations from the markets served by the Company, the Company's dependence on its leisure destination markets, the competitive environment, the Company's reliance on third parties who provide facilities or services to it, the possible loss of key personnel, economic and other conditions in markets in which the Company operates, aging aircraft and other governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in the Company's operating results.
Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c) Not applicable.

(d)	Exhibits

Exhibit No.        Description of Document

99.1 Excerpts from Preliminary Prospectus Supplement and Road Show Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2016                                ALLEGIANT TRAVEL COMPANY

By: /s/ Scott Sheldon
Name: Scott Sheldon
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description of Document
99.1            Excerpts from Preliminary Prospectus Supplement and Road Show Presentation.